Exhibit 99.1

NEWS RELEASE

te.com

TE Connectivity announces fourth quarter and full year results for fiscal year 2023

Q4 earnings per share exceed guidance;

Full year results reflect strong margin and EPS expansion from first half to second half;

Record cash generated for the quarter and the full year

SCHAFFHAUSEN, Switzerland – Nov. 1, 2023 – TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal fourth quarter and year ended Sept. 29, 2023.

Fourth Quarter Highlights

●	Net sales were $4 billion, essentially flat on a reported basis and down 2% organically, when comparing both to a 13-week fourth quarter in fiscal year 2022.
●	GAAP diluted earnings per share (EPS) from continuing operations were $1.75, down 21% year over year.
●	Adjusted EPS were $1.78, an increase of 2% versus the prior year on a 13-week comparison basis.
●	Orders were $3.9 billion, with sequential growth in the Transportation and Communications segments.
●	Cash flow from operating activities was $1.1 billion and free cash flow was $945 million, both quarterly records, as the company continues to demonstrate its strong cash generation model.

Full Year Highlights

●	Net sales were $16 billion, essentially flat on a reported basis despite currency exchange headwinds of $430 million, and up 3% organically, with growth in the Transportation and Industrial segments, when comparing both to a 52-week prior year.
●	GAAP EPS from continuing operations were $6.01, down 20% year over year.
●	Adjusted EPS were $6.74, down 6% versus the prior year on a 52-week comparison basis.
●	Strong margin and EPS expansion in the second half compared to the first half of the year, driven by strong operational performance.
●	Cash flow from operating activities was $3.1 billion and free cash flow was $2.4 billion, both company records, with approximately $1.7 billion returned to shareholders.

“I’m pleased with our strong finish to fiscal 2023, as we delivered earnings above guidance for the quarter along with record cash flow that resulted in over 100% free cash flow conversion,” said TE Connectivity CEO Terrence Curtin. “For the full year, our teams delivered year-over-year organic sales growth in our Transportation and Industrial segments, as the strength and diversity of our portfolio allowed us to overcome cyclicality in some of our end markets and headwinds from currency exchange. In Transportation, we continued to capitalize on our leading global position in electric vehicles to drive sales growth and, importantly, expand margins in the second half. Our Industrial segment demonstrated continued growth momentum in renewable energy applications and benefited from ongoing recovery in the commercial air and medical markets. While our Communications segment declined in 2023 as expected, we are seeing positive momentum from artificial intelligence applications where our high-speed connectivity solutions and engineering expertise have resulted in key design wins with technology leaders.

“As we look to the year ahead, while we remain in a dynamic market environment, we are confident in our ability to drive profitable growth leveraging key trends including e-mobility, renewable energy and artificial intelligence, where our advanced technology and close customer partnerships are helping to create a safer, sustainable, productive and connected future.”

First Quarter FY24 Outlook

For the first quarter of fiscal 2024, the company expects net sales of approximately $3.85 billion, flat on both a reported and organic basis year over year. GAAP EPS from continuing operations are expected to be approximately $1.59, up 27% year over year, with adjusted EPS of approximately $1.70, up more than 10% year over year, with strong margin expansion.

Information about TE Connectivity's use of non-GAAP financial measures is provided below. For reconciliations of these non-GAAP financial measures, see the attached tables.

Conference Call and Webcast

The company will hold a conference call for investors today beginning at 8:30 a.m. ET. The conference call may be accessed in the following ways:

●	At TE Connectivity's website: investors.te.com

●	By telephone: For both "listen-only" participants and those participants who wish to take part in the question-and-answer portion of the call, the dial-in number in the United States is (888) 330-3417 and for international callers, the dial-in number is (646) 960-0804.
●	A replay of the conference call will be available on TE Connectivity’s investor website at investors.te.com at 11:30 a.m. ET on Nov. 1, 2023.

About TE Connectivity

TE Connectivity Ltd. (NYSE: TEL) is a global industrial technology leader creating a safer, sustainable, productive, and connected future. Our broad range of connectivity and sensor solutions, proven in the harshest environments, enable advancements in transportation, industrial applications, medical technology, energy, data communications, and the home. With more than 85,000 employees, including over 8,000 engineers, working alongside customers in approximately 140 countries, TE ensures that EVERY CONNECTION COUNTS. Learn more at www.te.com and on LinkedIn, Facebook, WeChat and Twitter.

Non-GAAP Financial Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding our non-GAAP financial measures:

•Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.

•Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans.

•Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.

•Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any.

•Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

•Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

•Net Sales Excluding the Impact of the Additional Week, Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Organic Net Sales Growth (Decline) Excluding the Impact of the Additional Week, and Adjusted Earnings Per Share Excluding the Impact of the Additional Week – represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length.

•Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected)

pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

•Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash.

Forward-Looking Statements

This release contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruptions, such as the coronavirus disease 2019 (“COVID-19”) negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict between Russia and Ukraine resulting from Russia’s invasion of Ukraine or escalating tensions in surrounding countries; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept 30, 2022, as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

Contacts:	Media Relations: Rachel Quimby TE Connectivity 610-893-9593 Rachel.Quimby@te.com	Investor Relations: Sujal Shah TE Connectivity 610-893-9790 Sujal.Shah@te.com

# # #

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Years Ended
	September 29,	September 30,	September 29,	September 30,
	2023	2022	2023	2022

	(in millions, except per share data)
Net sales	$4,035	$4,359	$16,034	$16,281
Cost of sales	2,750	3,010	10,979	11,037
Gross margin	1,285	1,349	5,055	5,244
Selling, general, and administrative expenses	412	412	1,670	1,584
Research, development, and engineering expenses	174	179	708	718
Acquisition and integration costs	7	16	33	45
Restructuring and other charges, net	57	82	340	141
Operating income	635	660	2,304	2,756
Interest income	21	6	60	15
Interest expense	(19)	(18)	(80)	(66)
Other income (expense), net	(3)	4	(16)	28
Income from continuing operations before income taxes	634	652	2,268	2,733
Income tax (expense) benefit	(81)	56	(364)	(306)
Income from continuing operations	553	708	1,904	2,427
Income (loss) from discontinued operations, net of income taxes	(1)	—	6	1
Net income	$552	$708	$1,910	$2,428

Basic earnings per share:
Income from continuing operations	$1.77	$2.22	$6.04	$7.51
Income (loss) from discontinued operations	—	—	0.02	—
Net income	1.76	2.22	6.06	7.52

Diluted earnings per share:
Income from continuing operations	$1.75	$2.21	$6.01	$7.47
Income (loss) from discontinued operations	—	—	0.02	—
Net income	1.75	2.21	6.03	7.47

Weighted-average number of shares outstanding:
Basic	313	319	315	323
Diluted	316	321	317	325

TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	September 29,	September 30,
	2023	2022

	(in millions, except share data)
Assets
Current assets:
Cash and cash equivalents	$1,661	$1,088
Accounts receivable, net of allowance for doubtful accounts of $30 and $45, respectively	2,967	2,865
Inventories	2,552	2,676
Prepaid expenses and other current assets	712	639
Total current assets	7,892	7,268
Property, plant, and equipment, net	3,754	3,567
Goodwill	5,463	5,258
Intangible assets, net	1,175	1,288
Deferred income taxes	2,600	2,498
Other assets	828	903
Total assets	$21,712	$20,782
Liabilities, redeemable noncontrolling interests, and shareholders' equity
Current liabilities:
Short-term debt	$682	$914
Accounts payable	1,563	1,593
Accrued and other current liabilities	2,218	2,125
Total current liabilities	4,463	4,632
Long-term debt	3,529	3,292
Long-term pension and postretirement liabilities	728	695
Deferred income taxes	185	244
Income taxes	365	304
Other liabilities	787	718
Total liabilities	10,057	9,885
Commitments and contingencies
Redeemable noncontrolling interests	104	95
Shareholders' equity:
Common shares, CHF 0.57 par value, 322,470,281 shares authorized and issued, and 330,830,781 shares authorized and issued, respectively	142	146
Accumulated earnings	12,947	12,832
Treasury shares, at cost, 10,487,742 and 12,749,540 shares, respectively	(1,380)	(1,681)
Accumulated other comprehensive loss	(158)	(495)
Total shareholders' equity	11,551	10,802
Total liabilities, redeemable noncontrolling interests, and shareholders' equity	$21,712	$20,782

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Years Ended
	September 29,	September 30,	September 29,	September 30,
	2023	2022	2023	2022

	(in millions)
Cash flows from operating activities:
Net income	$552	$708	$1,910	$2,428
(Income) loss from discontinued operations, net of income taxes	1	—	(6)	(1)
Income from continuing operations	553	708	1,904	2,427
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	200	188	794	785
Deferred income taxes	44	(129)	(77)	(147)
Non-cash lease cost	23	33	129	131
Provision for losses on accounts receivable and inventories	(6)	(9)	76	70
Share-based compensation expense	28	31	123	119
Impairment of held for sale businesses	7	14	74	14
Other	16	28	101	9
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	56	308	(146)	200
Inventories	278	398	(45)	(41)
Prepaid expenses and other current assets	47	(7)	17	50
Accounts payable	(69)	(348)	(1)	(396)
Accrued and other current liabilities	35	(82)	21	(398)
Income taxes	(34)	(21)	17	32
Other	(40)	(168)	145	(387)
Net cash provided by operating activities	1,138	944	3,132	2,468
Cash flows from investing activities:
Capital expenditures	(194)	(212)	(732)	(768)
Proceeds from sale of property, plant, and equipment	1	8	4	106
Acquisition of businesses, net of cash acquired	(2)	(104)	(110)	(220)
Proceeds from divestiture of businesses, net of cash retained by businesses sold	—	—	48	16
Other	—	(2)	22	(12)
Net cash used in investing activities	(195)	(310)	(768)	(878)
Cash flows from financing activities:
Net increase (decrease) in commercial paper	42	133	(40)	370
Proceeds from issuance of debt	—	—	499	588
Repayment of debt	—	—	(591)	(558)
Proceeds from exercise of share options	10	20	43	54
Repurchase of common shares	(271)	(326)	(945)	(1,412)
Payment of common share dividends to shareholders	(184)	(179)	(725)	(685)
Other	(4)	(2)	(34)	(41)
Net cash used in financing activities	(407)	(354)	(1,793)	(1,684)
Effect of currency translation on cash	(6)	(12)	2	(21)
Net increase (decrease) in cash, cash equivalents, and restricted cash	530	268	573	(115)
Cash, cash equivalents, and restricted cash at beginning of period	1,131	820	1,088	1,203
Cash, cash equivalents, and restricted cash at end of period	$1,661	$1,088	$1,661	$1,088

Supplemental cash flow information:
Interest paid on debt, net	$27	$19	$75	$58
Income taxes paid, net of refunds	71	95	425	421

TE CONNECTIVITY LTD.

RECONCILIATION OF FREE CASH FLOW (UNAUDITED)

	For the Quarters Ended		For the Years Ended
	September 29,	September 30,	September 29,	September 30,
	2023	2022	2023	2022

	(in millions)
Net cash provided by operating activities	$1,138	$944	$3,132	$2,468
Excluding:
Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts	—	5	—	(23)
Capital expenditures, net	(193)	(204)	(728)	(662)
Free cash flow (1)	$945	$745	$2,404	$1,783

(1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended				For the Years Ended
	September 29,		September 30,		September 29,		September 30,
	2023		2022		2023		2022

	($ in millions)
	Net Sales		Net Sales		Net Sales		Net Sales
Transportation Solutions	$2,413		$2,447		$9,588		$9,219
Industrial Solutions	1,159		1,244		4,551		4,490
Communications Solutions	463		668		1,895		2,572
Total	$4,035		$4,359		$16,034		$16,281

	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income	Margin	Income	Margin	Income	Margin	Income	Margin
Transportation Solutions	$411	17.0%	$347	14.2%	$1,451	15.1%	$1,534	16.6%
Industrial Solutions	162	14.0	177	14.2	602	13.2	607	13.5
Communications Solutions	62	13.4	136	20.4	251	13.2	615	23.9
Total	$635	15.7%	$660	15.1%	$2,304	14.4%	$2,756	16.9%

	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted
	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)
Transportation Solutions	$444	18.4%	$407	16.6%	$1,665	17.4%	$1,618	17.6%
Industrial Solutions	184	15.9	204	16.4	713	15.7	705	15.7
Communications Solutions	71	15.3	146	21.9	299	15.8	643	25.0
Total	$699	17.3%	$757	17.4%	$2,677	16.7%	$2,966	18.2%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (DECLINE) (UNAUDITED)

	Change in Net Sales for the Quarter Ended September 29, 2023
	versus Net Sales for the Quarter Ended September 30, 2022
	Net Sales		Organic Net Sales			Acquisitions/
	Growth (Decline)		Growth (Decline) (1)		Translation (2)	(Divestiture)

	($ in millions)
Transportation Solutions (3):
Automotive	$35	2.0%	$11	0.8%	$24	$—
Commercial transportation	(54)	(12.8)	(59)	(14.1)	5	—
Sensors	(15)	(5.0)	(21)	(7.2)	6	—
Total	(34)	(1.4)	(69)	(2.8)	35	—
Industrial Solutions (3):
Industrial equipment	(125)	(24.4)	(137)	(26.9)	12	—
Aerospace, defense, and marine	10	3.2	21	6.7	7	(18)
Energy	6	2.7	(5)	(2.2)	2	9
Medical	24	12.4	23	11.9	1	—
Total	(85)	(6.8)	(98)	(7.9)	22	(9)
Communications Solutions (3):
Data and devices	(140)	(32.3)	(143)	(33.1)	2	1
Appliances	(65)	(27.7)	(66)	(27.9)	1	—
Total	(205)	(30.7)	(209)	(31.3)	3	1
Total	$(324)	(7.4)%	$(376)	(8.6)%	$60	$(8)

	Change in Net Sales for the Year Ended September 29, 2023
	versus Net Sales for the Year Ended September 30, 2022
	Net Sales		Organic Net Sales			Acquisitions/
	Growth (Decline)		Growth (Decline) (1)		Translation (2)	(Divestiture)

	($ in millions)
Transportation Solutions (3):
Automotive	$424	6.5%	$662	10.2%	$(238)	$—
Commercial transportation	(57)	(3.6)	(17)	(1.1)	(40)	—
Sensors	2	0.2	20	1.8	(18)	—
Total	369	4.0	665	7.2	(296)	—
Industrial Solutions (3):
Industrial equipment	(198)	(10.4)	(154)	(8.1)	(44)	—
Aerospace, defense, and marine	91	8.4	139	12.8	(10)	(38)
Energy	79	9.8	77	9.6	(22)	24
Medical	89	12.8	91	13.1	(2)	—
Total	61	1.4	153	3.4	(78)	(14)
Communications Solutions (3):
Data and devices	(444)	(27.6)	(437)	(27.2)	(26)	19
Appliances	(233)	(24.1)	(211)	(21.8)	(22)	—
Total	(677)	(26.3)	(648)	(25.2)	(48)	19
Total	$(247)	(1.5)%	$170	1.0%	$(422)	$5

(1) Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.
(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.
(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 29, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$411	$1	$32	$—	$444
Industrial Solutions	162	6	16	—	184
Communications Solutions	62	—	9	—	71
Total	$635	$7	$57	$—	$699

Operating margin	15.7%				17.3%

Other expense, net	$(3)	$—	$—	$—	$(3)

Income tax expense	$(81)	$(1)	$(3)	$(49)	$(134)

Effective tax rate	12.8%				19.2%

Income from continuing operations	$553	$6	$54	$(49)	$564

Diluted earnings per share from continuing operations	$1.75	$0.02	$0.17	$(0.16)	$1.78

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Represents income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards.
(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 30, 2022

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$347	$4	$56	$—	$407
Industrial Solutions	177	8	19	—	204
Communications Solutions	136	3	7	—	146
Total	$660	$15	$82	$—	$757

Operating margin	15.1%				17.4%

Other income, net	$4	$—	$—	$—	$4

Income tax (expense) benefit	$56	$(3)	$(16)	$(182)	$(145)

Effective tax rate	(8.6)%				19.4%

Income from continuing operations	$708	$12	$66	$(182)	$604

Diluted earnings per share from continuing operations	$2.21	$0.04	$0.21	$(0.57)	$1.88

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes a $67 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 29, 2023

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Tax Items (2)	(Non-GAAP) (3)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$1,451	$3	$211	$—	$1,665
Industrial Solutions	602	27	84	—	713
Communications Solutions	251	3	45	—	299
Total	$2,304	$33	$340	$—	$2,677

Operating margin	14.4%				16.7%

Other expense, net	$(16)	$—	$—	$—	$(16)

Income tax expense	$(364)	$(6)	$(85)	$(49)	$(504)

Effective tax rate	16.0%				19.1%

Income from continuing operations	$1,904	$27	$255	$(49)	$2,137

Diluted earnings per share from continuing operations	$6.01	$0.09	$0.80	$(0.15)	$6.74

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Represents income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards.
(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 30, 2022

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other		Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)(2)	Tax Items (3)	(Non-GAAP) (4)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$1,534	$16	$68	$—	$1,618
Industrial Solutions	607	32	66	—	705
Communications Solutions	615	5	23	—	643
Total	$2,756	$53	$157	$—	$2,966

Operating margin	16.9%				18.2%

Other income, net	$28	$—	$—	$(11)	$17

Income tax expense	$(306)	$(11)	$(34)	$(200)	$(551)

Effective tax rate	11.2%				18.8%

Income from continuing operations	$2,427	$42	$123	$(211)	$2,381

Diluted earnings per share from continuing operations	$7.47	$0.13	$0.38	$(0.65)	$7.33

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Includes $141 million recorded in net restructuring and other charges and $16 million recorded in cost of sales.

(3) Includes a $124 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income. Also includes $27 million of income tax expense related to the write-down of certain deferred tax assets to the lower corporate tax rate enacted in the canton of Schaffhausen and $12 million of income tax expense related to an income tax audit of an acquired entity, as well as the related impact of $11 million to other income pursuant to the terms of the purchase agreement.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 30, 2022

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	(Non-GAAP) (2)

	($ in millions, except per share data)
Operating income:
Transportation Solutions	$282	$2	$74	$358
Industrial Solutions	156	6	13	175
Communications Solutions	64	1	24	89
Total	$502	$9	$111	$622

Operating margin	13.1%			16.2%

Other expense, net	$(5)	$—	$—	$(5)

Income tax expense	$(87)	$(2)	$(29)	$(118)

Effective tax rate	17.9%			19.5%

Income from continuing operations	$398	$7	$82	$487

Diluted earnings per share from continuing operations	$1.25	$0.02	$0.26	$1.53

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

IMPACT OF ADDITIONAL WEEK

(UNAUDITED)

					Change in Net Sales for the Quarter Ended			Change in Organic Net Sales for the Quarter Ended
					September 29, 2023 versus Net Sales for the			September 29, 2023 versus Organic Net Sales for the
	For the	For the Quarter Ended September 30, 2022			Quarter Ended September 30, 2022			Quarter Ended September 30, 2022
	Quarter Ended		Adjustment			Adjustment			Adjustment
	September 29,	14 Weeks	Impact of	13 Weeks	14 Weeks	Impact of	13 Weeks	14 Weeks	Impact of	13 Weeks
	2023	U.S. GAAP	14th Week	(Non-GAAP) (3)(4)	U.S. GAAP	14th Week	(Non-GAAP) (3)(4)	(Non-GAAP) (3)	14th Week	(Non-GAAP) (3)(4)

($ in millions)

Net sales	$4,035	$4,359	$(306)	$4,053	(7.4)%	7.0%	(0.4)%	(8.6)%	7.1%	(1.5)%

For the Quarter Ended September 30, 2022

		Adjustments				Adjustment
		Acquisition	Restructuring		14 Weeks		13 Weeks
		Related	and Other		Adjusted	Impact of	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Tax Items (2)	(Non-GAAP) (3)	14th Week	(Non-GAAP) (3)(4)
Diluted earnings per share from continuing operations	$2.21	$0.04	$0.21	$(0.57)	$1.88	$(0.13)	$1.75

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes a $67 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income.

(3) See description of non-GAAP financial measures.

(4) Excludes the impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average sales and adjusted earnings per share for the fourth quarter of the fiscal year.

TE CONNECTIVITY LTD.

IMPACT OF ADDITIONAL WEEK

(UNAUDITED)

					Change in Net Sales for Fiscal 2023			Change in Organic Net Sales for Fiscal 2023
		Fiscal 2022			versus Net Sales for Fiscal 2022			versus Organic Net Sales for Fiscal 2022
			Adjustment			Adjustment			Adjustment
		53 Weeks	Impact of	52 Weeks	53 Weeks	Impact of	52 Weeks	53 Weeks	Impact of	52 Weeks
	Fiscal 2023	U.S. GAAP	53rd Week	(Non-GAAP) (4)(5)	U.S. GAAP	53rd Week	(Non-GAAP) (4)(5)	(Non-GAAP) (4)	53rd Week	(Non-GAAP) (4)(5)

($ in millions)
Net sales	$16,034	$16,281	$(306)	$15,975	(1.5)%	1.9%	0.4%	1.0%	2.0%	3.0%

For the Year Ended September 30, 2022

		Adjustments				Adjustment
		Acquisition	Restructuring		53 Weeks		52 Weeks
		Related	and Other		Adjusted	Impact of	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)(2)	Tax Items (3)	(Non-GAAP) (4)	14th Week	(Non-GAAP) (4)(5)
Diluted earnings per share from continuing operations	$7.47	$0.13	$0.38	$(0.65)	$7.33	$(0.13)	$7.20

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Includes $141 million recorded in net restructuring and other charges and $16 million recorded in cost of sales.

(3) Includes a $124 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income. Also includes $27 million of income tax expense related to the write-down of certain deferred tax assets to the lower corporate tax rate enacted in the canton of Schaffhausen and $12 million of income tax expense related to an income tax audit of an acquired entity, as well as the related impact of $11 million to other income pursuant to the terms of the purchase agreement.

(4) See description of non-GAAP financial measures.

(5) Excludes the impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average sales and adjusted earnings per share for the fourth quarter of the fiscal year.

TE CONNECTIVITY LTD.

RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

TO FORWARD-LOOKING GAAP FINANCIAL MEASURES

As of November 1, 2023

(UNAUDITED)

Outlook for
Quarter Ending
December 29,
2023
Diluted earnings per share from continuing operations	$1.59
Restructuring and other charges, net	0.10
Acquisition-related charges	0.01
Adjusted diluted earnings per share from continuing operations (1)	$1.70

Net sales growth (decline)	0.2%
Translation	(0.4)
(Acquisitions) divestitures, net	(0.3)
Organic net sales growth (1)	(0.5)%

(1) See description of non-GAAP financial measures.